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                                 UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

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                                    FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
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     Date  of  Report  (Date  of  earliest  event  reported):   March 24, 2000
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                               WAMEX Holdings, Inc.
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              (Exact  name  of  registrant  as  specified  in  its  charter)

                                    New York
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                    (State  or  other  jurisdiction  of  incorporation)

       333-32688                                          65-0789306
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  (Commission  File  Number)                (IRS  Employer  Identification  No.)

                  3040 Nostrand Avenue, Marine Park, New York  11229
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       (Address  of  principal  executive  offices)              (Zip  Code)

                                  (718)  677-4111
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               Registrant's  telephone  number,  including  area  code:


                             --------------------------
                   (Former  name,  address  and  telephone  number)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On March 14, 2000, WAMEX Holdings, Inc., a New York corporation ("WAMEX") acquired 100% of the issued and outstanding shares of common stock of Conchology, Inc., a Nevada corporation ("Conchology"). Simultaneous with the transaction, WAMEX elected successor issuer status under Rule 12g-3 of the Securities Exchange Act of 1934.

On March 23, 2000, Haskell & White LLP, Independent Certified Public Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of Conchology, were terminated. The Company has elected to utilize the services of the principal accountant engaged by WAMEX as the independent accountant for Conchology.

The audit report of Haskell & White LLP on the financial statements of Conchology as of September 30, 1999 and December 31, 1998 and for the nine months ended September 30, 1999, the period from inception, April 9, 1998, through September 30, 1999, and the period from inception, April 9, 1998, through December 31, 1998 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of Conchology on March 23, 2000. During the Audit Period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Conchology has provided a copy of this disclosure to its former accountants, and Conchology requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.


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ITEM  5.     OTHER  EVENTS

     Not  applicable.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Not applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

16.1 Letter dated March 24, 2000, from Haskell & White LLP regarding their concurrence with the statements made by the Registrant in this Current Report.


                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 24,  2000                   WAMEX HOLDINGS, INC.

                                          /s/   Michell H. Cushing

                                          Mitchell H. Cushing
                                          Chief Executive Officer